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                                                                    Exhibit 10.1

                                                                [EXECUTION COPY]









                      RESALE REGISTRATION RIGHTS AGREEMENT

                         Dated as of September 25, 2000

                        COVAD COMMUNICATIONS GROUP, INC.

                                       and

                            BEAR, STEARNS & CO. INC.

                        MORGAN STANLEY & CO. INCORPORATED

                     CREDIT SUISSE FIRST BOSTON CORPORATION

                          DEUTSCHE BANK SECURITIES INC.

                                       and

                              GOLDMAN, SACHS & CO.

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                                TABLE OF CONTENTS

                                                                                                               PAGE

1.       Definitions..............................................................................................1

2.       Shelf Registration.......................................................................................4

3.       Liquidated Damages.......................................................................................5

4.       Registration Procedures..................................................................................6

5.       Registration Expenses...................................................................................12

6.       Indemnification and Contribution........................................................................13

7.       Rule 144A...............................................................................................16

8.       Participation in Underwritten Registrations.............................................................17

9.       Miscellaneous...........................................................................................17


                                       i
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          RESALE REGISTRATION RIGHTS AGREEMENT, dated as of September 25, 2000, among COVAD COMMUNICATIONS GROUP, INC., a Delaware corporation (together with any successor entity, herein referred to as the "ISSUER"), and BEAR, STEARNS
& CO. INC., MORGAN STANLEY & CO. INCORPORATED, CREDIT SUISSE FIRST BOSTON CORPORATION, DEUTSCHE BANK SECURITIES INC. and GOLDMAN, SACHS & CO. (collectively, the "INITIAL PURCHASERS").

          Pursuant to the Purchase Agreement, dated September 19, 2000, between the Issuer and the Initial Purchasers (the "PURCHASE AGREEMENT"), the Initial Purchasers have agreed to purchase from the Issuer up to $500,000,000 ($575,000,000 if the Initial Purchasers exercise the over-allotment option in full) in aggregate principal amount of 6% Convertible Senior Notes due 2005 (the "CONVERTIBLE NOTES"). The Convertible Notes will be convertible into fully paid, nonassessable common stock, par value $.001 per share, of the Issuer (the "COMMON STOCK") on the terms, and subject to the conditions, set forth in the Indenture (as defined herein). To induce the Initial Purchasers to purchase the Convertible Notes, and in satisfaction of a condition to the Initial Purchasers' obligations under the Purchase Agreement, the Issuer has agreed to provide the registration rights set forth in this Agreement.

          The parties hereby agree as follows:

          1. DEFINITIONS. As used in this Agreement, the following capitalized terms shall have the following meanings:

          "ADVICE": As defined in Section 4(c)(ii) hereof.


          "AGREEMENT": This Resale Registration Rights Agreement.


          "BLUE SKY APPLICATION": As defined in Section 6(a)(i) hereof.


          "BROKER-DEALER": Any broker or dealer registered under the Exchange
     Act.

          "BUSINESS DAY": A day other than a Saturday or Sunday or any federal holiday in the United States.

          "CLOSING DATE": The date of this Agreement.

          "COMMISSION": Securities and Exchange Commission.

          "COMMON STOCK": As defined in the preamble hereto.

          "CONTROL": With respect to a person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person, whether through the ability to exercise voting power, by contract or otherwise.

          "CONVERTIBLE NOTES": As defined in the preamble hereto.

          "DAMAGES PAYMENT DATE": Each Interest Payment Date. For purposes of this Agreement, if no Convertible Notes are outstanding, "Damages Payment Date" shall mean each March 15 and September 15.

          "EFFECTIVENESS PERIOD": As defined in Section 2(a)(iii) hereof.

          "EFFECTIVENESS TARGET DATE": As defined in Section 2(a)(ii) hereof.

          "EXCHANGE ACT": Securities Exchange Act of 1934, as amended.

          "HOLDER": A Person who owns, beneficially or otherwise, Transfer Restricted Securities.

          "INDEMNIFIED HOLDER": As defined in Section 6(a) hereof.

          "INDENTURE": The Indenture, dated as of September 25, 2000, between the Issuer and United States Trust Company of New York, as trustee (the "Trustee"), pursuant to which the Convertible Notes are to be issued, as such Indenture is amended, modified or supplemented from time to time in accordance with the terms thereof.

          "INITIAL PURCHASERS": As defined in the preamble hereto.

          "INTEREST PAYMENT DATE": As defined in the Indenture.

          "ISSUER": As defined in the preamble hereto.

          "LIQUIDATED DAMAGES": As defined in Section 3(a) hereof.

          "MAJORITY OF HOLDERS": Holders holding over 50% of the aggregate principal amount of Convertible Notes outstanding; provided that, for purpose of this definition, a Holder of shares of Common Stock which constitute Transfer Restricted Securities and issued upon conversion of the Convertible Notes shall be deemed to hold an aggregate principal amount of Convertible Notes (in addition to the principal amount of Convertible Notes held by such Holder) equal to the product of (x) the number of such shares of Common Stock held by such Holder and (y) the prevailing conversion price, such prevailing conversion price as determined in accordance with
     Article 5 of the Indenture.

          "NASD": National Association of Securities Dealers, Inc.

          "PERSON": An individual, partnership, corporation, unincorporated organization, trust, joint venture or a government or agency or political subdivision thereof.

          "PROSPECTUS": The prospectus included in a Shelf Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

          "QUESTIONNAIRE DEADLINE": As defined in Section 2(b) hereof.

          "RECORD HOLDER": With respect to any Damages Payment Date, each Person who is a Holder on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur. In the case of a Holder of shares of Common Stock issued upon conversion of the Convertible Notes, "Record Holder" shall mean each Person who is a Holder of shares of Common Stock which constitute Transfer Restricted Securities on the March 1 or September 1 immediately preceding the Damages Payment Date.

          "REGISTRATION DEFAULT": As defined in Section 3(a)(iii) hereof.

          "SALE NOTICE": As defined in Section 4(e) hereof.

          "SECURITIES ACT": Securities Act of 1933, as amended.

          "SHELF FILING DEADLINE": As defined in Section 2(a)(i) hereof.

          "SHELF REGISTRATION STATEMENT": As defined in Section 2(a)(i) hereof.

          "SUSPENSION PERIOD": As defined in Section 4(b)(i) hereof.

          "TIA": Trust Indenture Act of 1939, as in effect on the date the Indenture is qualified under the TIA.

          "TRANSFER RESTRICTED SECURITIES": Each Convertible Note and each share of Common Stock issued upon conversion of Convertible Notes until the earlier of:

            (i) the date on which such Convertible Note or such share of Common Stock issued upon conversion has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement;

            (ii) the date on which such Convertible Note or such share of Common Stock issued upon conversion is transferred in compliance with Rule 144 under the Securities Act or may be sold or transferred pursuant to Rule 144 under the Securities Act (or any other similar provision then in force); or

            (iii) the date on which such Convertible Note or such share of Common Stock issued upon conversion ceases to be outstanding (whether as a result of redemption, repurchase and cancellation, conversion or otherwise).

          "UNDERWRITING MAJORITY": On any date, Holders holding at least 66 2/3% of the aggregate principal amount of the Transfer Restricted Securities outstanding on such date; PROVIDED that for the purpose of this definition, a holder of shares of Common Stock that constitute Transfer Restricted Securities and issued upon conversion of Convertible Notes shall be deemed to hold an aggregate principal amount of Transfer Restricted Securities (in addition to the principal amount of Convertible Notes held by such holder) equal to (x) the number of such shares of Common Stock that are Transfer Restricted Securities held by such holder multiplied by (y) the then applicable Conversion Price (as defined in the Indenture).

          "UNDERWRITTEN REGISTRATION" or "UNDERWRITTEN OFFERING": A registration in which securities of the Issuer are sold to an underwriter for reoffering to the public.

          2.   SHELF REGISTRATION. (a) The Issuer shall:

            (i) not later than 90 days after the date hereof (the "SHELF FILING DEADLINE"), cause to be filed a registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement"), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities held by Holders that have provided the information required pursuant to the terms of Section 2(b) hereof;

            (ii) use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective by the Commission as promptly as practicable, but in no event later than 180 days after the date hereof (the "EFFECTIVENESS TARGET DATE"); and

            (iii) use its reasonable best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 4(b) hereof to the extent necessary to ensure that (A) it is available for resales by the Holders of Transfer Restricted Securities entitled to the benefit of this Agreement and (B) conforms with the requirements of this Agreement and the Securities Act and the rules and regulations of the Commission promulgated thereunder as announced from time to time for a period (the "EFFECTIVENESS PERIOD") of:

                   (1) two years following the last date of original issuance of Convertible Notes; or

                   (2) such shorter period that will terminate when (x) all of the Holders of Transfer Restricted Securities are able to sell all Transfer Restricted Securities immediately without restriction pursuant to Rule 144(k) under the Securities Act or any successor rule thereto, (y) when all Transfer Restricted Securities have ceased to be outstanding (whether as a result of redemption, repurchase and cancellation, conversion or otherwise) or (z) all Transfer Restricted Securities registered under the Shelf Registration Statement have been sold.

          (b) No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in the Shelf Registration Statement pursuant to this Agreement unless such Holder furnishes to the Issuer in writing, prior to or on the 20th Business Days after receipt of a request therefor (the "Questionnaire Deadline"), such information as the Issuer may reasonably request for use in connection with the Shelf Registration Statement or Prospectus or preliminary Prospectus included therein and in any application to be filed with or under state securities laws. In connection with all such requests for information from Holders of Transfer Restricted Securities, the Issuer shall notify such Holders of the requirements set forth in the preceding sentence. No Holder of Transfer Restricted Securities shall be entitled to Liquidated Damages pursuant to Section 3 hereof unless such Holder shall have provided all such reasonably requested information prior to or on the Questionnaire Deadline. Each Holder as to which the Shelf Registration Statement is being effected agrees to furnish promptly to the Issuer all information required to be disclosed in order to make information previously furnished to the Issuer by such Holder not materially misleading.

          3.   LIQUIDATED DAMAGES.

          (a)  If:

            (i) the Shelf Registration Statement has not been declared effective by the Commission prior to or on the Effectiveness Target Date,

            (ii) subject to the provisions of Section 4(b)(i) hereof, the Shelf Registration Statement is filed and declared effective but, during the Effectiveness Period and after the Effectiveness Target Date, shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded within five Business Days by a post-effective amendment to the Shelf Registration Statement or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act that cures such failure and, in the case of a post-effective amendment, is itself immediately declared effective, or

            (iii) prior to or on the 60th or 90th day, as the case may be, of any Suspension Period, such suspension has not been terminated, (each such event referred to in foregoing clauses (i) through (iii), a "REGISTRATION DEFAULT"), then the Issuer hereby agrees to pay liquidated damages ("LIQUIDATED DAMAGES") to each Holder from and including the day following the Registration Default to but excluding the day on which the Registration Default has been cured in an amount equal to:

                (A) with respect to such Holder's Convertible Notes, (i) for the first 90-day period during which a Registration Default shall have occurred and be continuing, an amount equal to 0.50% per annum on the principal amount of such Holder's then outstanding and not converted Convertible Notes and (ii) for each subsequent 90-day period during which a Registration Default shall have occurred and be continuing, an amount per annum on the principal amount of such Holder's then outstanding and not converted Convertible Notes 0.25% greater than the rate applicable to the immediately preceding period, provided that in no event shall the aggregate Liquidated Damages pursuant to this clause (A) accrue at a rate per annum exceeding 2.00% of the sum of the principal amount of the then outstanding Convertible Notes;

                (B) with respect to such Holder's Common Stock issued upon conversion of Convertible Notes (i) for the first 90-day period during which a Registration Default shall have occurred and be continuing, an amount equal to 0.50% per annum on the principal amount of such Holder's converted Convertible Notes and (ii) for each subsequent 90-day period during which a Registration Default shall have occurred and be continuing, an amount per annum on the principal amount of such Holder's converted Convertible Notes 0.25% greater than the rate applicable to the immediately preceding period, provided that in no event shall the aggregate

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     Liquidated Damages pursuant to this clause (B) accrue at a rate per annum exceeding 2.00% of the sum of the principal amount of the then converted Convertible Notes;

          (b) All accrued Liquidated Damages shall be paid in arrears to Record Holders by the Issuer on each Damages Payment Date by wire transfer of immediately available funds or by federal funds check. Following the cure of all Registration Defaults relating to any particular Convertible Note or share of Common Stock, the accrual of Liquidated Damages with respect to such Convertible Note or share of Common Stock will cease.

          All obligations of the Issuer set forth in this Section 3 that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Transfer Restricted Security shall have been satisfied in full.

          The Liquidated Damages set forth above shall be the exclusive monetary remedy available to the Holders of Transfer Restricted Securities for such Registration Default.

          4.   REGISTRATION PROCEDURES.

          (a) In connection with the Shelf Registration Statement, the Issuer shall comply with all the provisions of Section 4(b) hereof and shall, in accordance with Section 2, prepare and file with the Commission a Shelf Registration Statement relating to the registration on any appropriate form under the Securities Act.

          (b) In connection with the Shelf Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities, the Issuer shall:

            (i) Subject to any notice by the Issuer in accordance with this Section 4(b) of the existence of any fact or event of the kind described in Section 4(b)(iii)(D), use its reasonable best efforts to keep the Shelf Registration Statement continuously effective during the Effectiveness Period; upon the occurrence of any event that would cause the Shelf Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not be effective and usable for resale of Transfer Restricted Securities during the Effectiveness Period, the Issuer shall file promptly an appropriate amendment to the Shelf Registration Statement or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its reasonable best efforts to cause such amendment to be declared effective and the Shelf Registration Statement and the related Prospectus to become usable for their intended purposes as soon as practicable thereafter. Notwithstanding the foregoing, the Issuer may suspend the effectiveness of the Shelf Registration Statement by written notice to the Holders for a period not to exceed an aggregate of 60 days in any 90-day period (each such period, a "SUSPENSION PERIOD") if:

          (x) an event occurs and is continuing as a result of which the Shelf Registration Statement would, in the Issuer's reasonable judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

             (y) the Issuer reasonably determines that the disclosure of such event at such time would have a material adverse effect on the business of the Issuer (and its subsidiaries, if any, taken as a whole);

     provided that (A) in the event the disclosure relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which would impede the Issuer's ability to consummate such transaction, the Issuer may extend a Suspension Period from 60 days to 90 days and (B) the Suspension Periods shall not exceed an aggregate of 120 days in any 360-day period. Each holder, by its acceptance of a Transfer Restricted Security, agrees to hold any communication by us in response to a notice of a proposed material business transaction in confidence.

            (ii) Prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement effective during the Effectiveness Period; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities
     Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in the Shelf Registration Statement or supplement to the Prospectus.

            (iii)     Advise the underwriter(s), if any, and, in the case of
     (A), (C) and (D) below, the selling Holders promptly and, if requested by such Persons, to confirm such advice in writing:

               (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Shelf Registration Statement or any post-effective amendment thereto, when the same has become effective,

               (B) of any request by the Commission for amendments to the Shelf Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto,

               (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, or

               (D) of the existence of any fact or the happening of any event, during the Effectiveness Period, that makes any statement of a material fact made in the Shelf Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Shelf Registration Statement or the Prospectus in order to make the statements therein not misleading.

     If at any time the Commission shall issue any stop order suspending the effectiveness of the Shelf Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Issuer shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

            (iv) Furnish to each of the selling Holders and each of the underwriter(s), if any, before filing with the Commission, a copy of the Shelf Registration Statement and copies of any Prospectus included therein or any amendments or supplements to any the Shelf Registration Statement or Prospectus (other than documents incorporated by reference after the initial filing of the Shelf Registration Statement), which documents will be subject to the review of such holders and underwriter(s), if any, for a period of two Business Days, and the Issuer will not file the Shelf Registration Statement or Prospectus or any amendment or supplement to the Shelf Registration Statement or Prospectus (other than documents incorporated by reference) to which a selling Holder of Transfer Restricted Securities covered by the Shelf Registration Statement or the underwriter(s), if any, shall reasonably object within two Business Days after the receipt thereof. A selling Holder or underwriter, if any, shall be deemed to have reasonably objected to such filing if the Shelf Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission.

            (v) Subject to the execution of a confidentiality agreement reasonably acceptable to the Issuer, make available at reasonable times for inspection by one or more representatives of the selling Holders, designated in writing by a Majority of Holders whose Transfer Restricted Securities are included in the Shelf Registration Statement, any underwriter, if any, participating in any distribution pursuant to the Shelf Registration Statement, and any attorney or accountant retained by the Majority of Holders or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Issuer as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the Issuer's officers, directors, managers and employees to supply all information reasonably requested by any such representative or representatives of the selling Holders, underwriter, attorney or accountant in connection with the Shelf Registration Statement after the filing thereof and before its effectiveness; provided, however, that any information designated by the Company as confidential at the time of delivery of such information shall be kept confidential by the recipient thereof.


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

            (vi) If requested by any selling Holders or the underwriter(s), if any, promptly incorporate in the Shelf Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation: (1) information relating to the "Plan of Distribution" of the Transfer Restricted Securities, (2) information with respect to the principal amount of Convertible Notes or number of shares of Common Stock being sold (3) the purchase price being paid therefor and (4) any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably practicable after the Issuer is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

            (vii) Furnish to each selling Holder and each of the underwriter(s), if any, without charge, at least one copy of the Shelf Registration Statement, as first filed with the Commission, and of each amendment thereto (and any documents incorporated by reference therein or exhibits thereto (or exhibits incorporated in such exhibits by reference) as such Person may request in writing).

            (viii) Deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; subject to any notice by the Issuer in accordance with this Section 4(b) of the existence of any fact or event of the kind described in Section 4(b)(iii)(D), the Issuer hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto.

            (ix) If an underwriting agreement is entered into and the registration is an Underwritten Registration, the Issuer shall:

               (A) upon request, furnish to each selling Holder and each underwriter, if any, in such substance and scope as they may reasonably request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of closing of any sale of Transfer Restricted Securities in an Underwritten Registration:

               (1) a certificate, dated the date of such closing, signed by (y) the Chairman of the Board, its President or a Vice President and (z) the Chief Financial Officer of the Issuer confirming, as of the date thereof, such matters as such parties may reasonably request;

               (2) opinions, each dated the date of such closing, of counsel to the Issuer covering such matters as are customarily covered in legal opinions to underwriters in connection with primary underwritten offerings of securities; and

               (3) customary comfort letters, dated the date of such closing, from the Issuer's independent accountants (and from any other accountants whose report is contained or incorporated by reference in the Shelf Registration Statement), in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with primary underwritten offerings of securities;

               (B) set forth in full in the underwriting agreement, if any, indemnification provisions and procedures which provide rights no less protective than those set forth in Section 6 hereof with respect to all parties to be indemnified; and

               (C) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the selling Holders pursuant to this clause (ix).

            (x) Before any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders or underwriter(s), if any, may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that the Issuer shall not be required (A) to register or qualify as a foreign corporation or a dealer of securities where it is not now so qualified or to take any action that would subject it to the service of process in any jurisdiction where it is not now so subject or (B) to subject themselves to taxation in any such jurisdiction if they are not now so subject.

            (xi) Cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends (unless required by applicable securities laws); and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may reasonably request at least two Business Days before any sale of Transfer Restricted Securities made by such underwriter(s).

            (xii) Use its reasonable best efforts to cause the Transfer Restricted Securities covered by the Shelf Registration Statement to be registered with or approved by such other U.S. governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso in clause (x) above.

            (xiii) Subject to Section 4(b)(i) hereof, if any fact or event contemplated by Section 4(b)(iii)(D) hereof shall exist or have occurred, use its reasonable best efforts prepare a supplement or post-effective amendment to the Shelf Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

            (xiv) Provide CUSIP numbers for all Transfer Restricted Securities not later than the effective date of the Shelf Registration Statement and provide the Trustee under the Indenture with certificates for the Convertible Notes that are in a form eligible for deposit with The Depository Trust Company.

            (xv) Cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter that is required to be retained in accordance with the rules and regulations of the NASD.

            (xvi) Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and all reporting requirements under the rules and regulations of the Exchange Act.

            (xvii) Cause the Indenture to be qualified under the TIA not later than the effective date of the Shelf Registration Statement required by this Agreement, and, in connection therewith, cooperate with the trustee and the holders of Convertible Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its reasonable best efforts to cause the trustee thereunder to execute all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner.

            (xviii)   Cause all Transfer Restricted Securities covered by the
     Shelf Registration Statement to be listed or quoted, as the case may be, on each securities exchange or automated quotation system on which similar securities issued by the Issuer are then listed or quoted.

            (xix) Provide promptly to each Holder upon written request each document filed with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act after the effective date of the Shelf Registration Statement.

            (xx) If requested by the underwriters in an Underwritten Offering, make appropriate officers of the Issuer reasonably available to the underwriters for meetings with prospective purchasers of the Transfer Restricted Securities and prepare and present to potential investors customary "road show" material in a manner consistent with other new issuances of other securities similar to the Transfer Restricted Securities.

          (c) Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Issuer of the existence of any fact of the kind described in Section 4(b)(iii)(D) hereof, such Holder will, and will use its reasonable best efforts to cause any underwriter(s) in an Underwritten Offering to, forthwith discontinue disposition of Transfer Restricted Securities pursuant to the Shelf Registration Statement until:

            (i) such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 4(b)(xiii) hereof; or

            (ii) such Holder is advised in writing (the "ADVICE") by the Issuer that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus.

If so directed by the Issuer, each Holder will deliver to the Issuer (at the Issuer's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice of suspension.

         (d) Each Holder who intends to be named as a selling Holder in the Shelf Registration Statement shall furnish to the Issuer in writing, within 20 Business Days after receipt of a request therefor as set forth in a questionnaire in the form attached hereto as Exhibit A, such information regarding such Holder and the proposed distribution by such Holder of its Transfer Restricted Securities as the Issuer may reasonably request for use in connection with the Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. Holders that do not complete the questionnaire and deliver it to the Issuer shall not be named as selling securityholders in the Prospectus or preliminary Prospectus included in the Shelf Registration Statement and therefore shall not be permitted to sell any Transfer Restricted Securities pursuant to the Shelf Registration Statement. Each Holder who intends to be named as a selling Holder in the Shelf Registration Statement shall promptly furnish to the Issuer in writing such other information as the Issuer may from time to time reasonably request in writing.

         (e) Upon the effectiveness of the Shelf Registration Statement, each Holder shall notify the Issuer at least three Business Days prior to any intended distribution of Transfer Restricted Securities pursuant to the Shelf Registration Statement (a "Sale Notice"), which notice shall be effective for five Business Days. Each Holder of this Security, by accepting the same, agrees to hold any communication by the Company in response to a Sale Notice in confidence.

          5.    REGISTRATION EXPENSES.


         (a) All expenses incident to the Issuer's performance of or compliance with this Agreement shall be borne by the Issuer regardless of whether a Shelf Registration Statement becomes effective, including, without limitation:

            (i) all registration and filing fees and expenses (including filings made by any Initial Purchasers or Holders with the NASD);

            (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws;

            (iii) all expenses of printing (including printing of Prospectuses and certificates for the Common Stock to be issued upon conversion of the Convertible Notes), messenger and delivery services and telephone;

            (iv) all fees and disbursements of counsel to the Issuer and, subject to Section 5(b) below, the Holders of Transfer Restricted Securities;

            (v) all application and filing fees in connection with listing (or authorizing for quotation) the Common Stock on a national securities exchange or automated quotation system pursuant to the requirements hereof; and

            (vi) all fees and disbursements of independent certified public accountants of the Issuer (including the expenses of any special audit and comfort letters required by or incident to such performance).

         The Issuer shall bear its internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal, accounting or other duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Issuer.

         (b) In connection with the Shelf Registration Statement required by this Agreement, the Issuer shall reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities being registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, which shall be Simpson Thacher & Bartlett or such other chosen by a Majority of Holders for whose benefit the Shelf Registration Statement is being prepared and is reasonably acceptable to the Issuer. The Issuer shall not be required to pay any underwriter discount, commission or similar fees related to the sale of the Securities.

          6.    INDEMNIFICATION AND CONTRIBUTION.

         (a) The Issuer, jointly and severally, shall indemnify and hold harmless each Holder, such Holder's directors, officers, employees, representatives, agents and each person, if any, who controls such Holder within the meaning of Section 15 of the Securities Act (each, an "Indemnified Holder"), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to resales of the Transfer Restricted Securities), to which such Indemnified Holder may become subject, under the Securities Act or otherwise, insofar as any such loss, claim, damage, liability or action arises out of, or is based upon:

            (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Shelf Registration Statement or Prospectus or any amendment or supplement thereto or (B) any blue sky application or other document or any amendment or supplement thereto prepared or executed by the Issuer (or based upon written information furnished by or on behalf of the Issuer expressly for use in such blue sky application or other document or amendment on supplement) filed in any jurisdiction specifically for the purpose of qualifying any or all of the Transfer Restricted Securities under the securities law of any state or other jurisdiction (such application or document being hereinafter called a "Blue Sky Application"); or

            (ii) the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Indemnified Holder promptly upon demand for any legal or other expenses reasonably incurred by such Indemnified Holder in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Issuer shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Shelf Registration Statement or Prospectus or amendment or supplement thereto or Blue Sky Application in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of any Holder (or its related Indemnified Holder) specifically for use therein; provided further that as to any preliminary Prospectus, this indemnity agreement shall not inure to the benefit of any Indemnified Holder or any officer, employee, representative, agent, director or controlling person of that Indemnified Holder on account of any loss, claim, damage, liability or action arising from the sale of the Transfer Restricted Securities sold pursuant to the Shelf Registration Statement to any person by such Indemnified Holder if
     (i) that Indemnified Holder failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Securities Act and (ii) the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such preliminary Prospectus was corrected in the Prospectus or a supplement or amendment thereto, as the case may be, unless in each case, such failure resulted from noncompliance by the Issuer with Section 4. The foregoing indemnity agreement is in addition to any liability which the Issuer may otherwise have to any Indemnified Holder.

         (b) Each Holder, severally and not jointly, shall indemnify and hold harmless the Issuer, its directors, officers, employees, representatives, agents and each person, if any, who controls the Issuer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Issuer or any such officer, employee, representative, agent or controlling person may become subject, insofar as any such loss, claim, damage or liability or action arises out of, or is based upon:

             (i) any untrue statement or alleged untrue statement of any material fact contained in the Shelf Registration Statement or Prospectus or any amendment or supplement thereto or any Blue Sky Application; or

            (ii) the omission or the alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of such Holder (or its related Indemnified Holder) specifically for use therein, and shall reimburse the Issuer and any such director, officer, employee, representative, agent or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Issuer or any such officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Holder may otherwise have to the Issuer and any such director, officer, employee or controlling person.

         (c)    Promptly after receipt by an indemnified party under this
Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this
Section 6. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and its respective directors, employees, officers and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the indemnified party against the indemnifying party under this Section 6 if such indemnified party shall have been advised in writing that the representation of such indemnified party and those directors, employees, officers and controlling persons by the same counsel would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party. It is understood that the indemnifying party shall not be liable for the fees and expenses of more than one separate firm (in addition to local counsel in each jurisdiction) for all indemnified parties in connection with any proceeding or related proceedings. Each indemnified party, as a condition of the indemnity agreements contained in Sections 6(a) and 6(b), shall use its reasonable best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall:

             (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld) settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or

            (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss of liability by reason of such settlement or judgment in accordance with this Section 6.

         (d) If the indemnification provided for in this Section 6 shall for any reason be unavailable or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b) in respect of any loss, claim, damage or liability (or action in respect thereof) referred to therein, each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability (or action in respect thereof, in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Holders, on the other hand, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Holders, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. Each of the Company and each Holder agrees that it would not be just and equitable if contributions pursuant to this Section 6(d) were to be determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 6(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no Holder shall be required to indemnify or contribute any amount in excess of the amount by which the total price at which the Transfer Restricted Securities purchased by it were resold exceeds the amount of any damages which such Holder has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity. The Holders' obligations to contribute as provided in this Section 6(d) are several and not joint.

         (e)    The indemnity and contribution provisions contained in this
Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Initial Purchaser, any Holder or any person controlling any Initial Purchaser or any Holder, or by or on behalf of the Company, its officers or directors or any person controlling the Company, and (iii) any sale of Transfer Restricted Securities pursuant to the Shelf Registration Statement.

          7. RULE 144A. In the event the Issuer is not subject to Section 13 or 15(d) of the Exchange Act, the Issuer hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of

Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

          8.    UNDERWRITTEN REGISTRATIONS.

         (a) PARTICIPATION OF HOLDERS. No Holder may participate in any Underwritten Registration hereunder unless such Holder:

             (i) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements; and

             (ii) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents reasonably required under the terms of such underwriting arrangements.

         (b) SELECTION OF UNDERWRITERS. The Underwriting Majority may sell its Transfer Restricted Securities in an Underwritten Offering pursuant to the Shelf Registration Statement. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by a Majority of Holders whose Transfer Restricted Securities are included in such Underwriting Offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Issuer.

          9.    MISCELLANEOUS.

         (a) REMEDIES. The Issuer acknowledges and agrees that any failure by the Issuer to comply with its obligations under Section 2 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Issuer's obligations under Section 2 hereof. The Issuer further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         (b) NO INCONSISTENT AGREEMENTS. The Issuer will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. In addition, the Issuer shall not grant to any of its security holders (other than the holders of Transfer Restricted Securities in such capacity) the right to include any of its securities in the Shelf Registration Statement provided for in this Agreement other than the Transfer Restricted Securities. Other than as disclosed in the Issuer's Offering Memorandum dated September 20, 2000, the Issuer has not previously entered into any agreement (which has not expired or been terminated) granting any registration rights with respect to its securities to any Person which rights conflict with the provisions hereof.

         (c) ADJUSTMENTS AFFECTING TRANSFER RESTRICTED SECURITIES. The Issuer shall not, directly or indirectly, take any action with respect to the Transfer Restricted Securities as a class that would adversely affect the ability of the Holders of Transfer Restricted Securities to include such Transfer Restricted Securities in a registration undertaken pursuant to this Agreement.

         (d) AMENDMENTS AND WAIVERS. This Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, unless the Issuer has obtained the written consent of a Majority of Holders; provided, however, that no amendment, modification, supplement, waiver or consent to or departure from the provisions of Section 6 that materially and adversely affects a Holder hereof shall be effective as against any such Holder of Transfer Restricted Securities unless consented to in writing by such Holder.

         (e) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

            (i) if to a Holder, at the address set forth on the records of the registrar under the Indenture or the transfer agent of the Common Stock, as the case may be; and

            (ii)      if to the Issuer:

                      4250 Burton Drive
                      Santa Clara, CA 95054
                      Attention: General Counsel
                      Facsimile: (408) 844-7501

                      With a copy to:

                      Irell & Manella LLP
                      1800 Avenue of the Stars, Suite 900
                      Los Angeles, CA 90067
                      Attention: Meredith S. Jackson, Esq.
                      Facsimile: (310) 203-7199

             (iii)    if to the Initial Purchasers:

                      c/o Bear, Stearns & Co., Inc.
                      245 Park Avenue
                      New York, NY 10167
                      Attention: Corporate Finance Department
                      Facsimile: (212) 272-3092.

                      With a copy to:

                      Simpson Thacher & Bartlett
                      425 Lexington Avenue
                      New York, NY 10017

                      Attention: Gary Sellers, Esq.
                      Facsimile: (212) 455-2502

                All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

                Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

                A document or notice shall be deemed to have been furnished to the Holders of the Transfer Restricted Securities if it is provided to the registered holders of the Transfer Restricted Securities at the address set forth in clause (i) above.

                (f) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that (i) nothing contained herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms of the Purchase Agreement or the Indenture and (ii) this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder. If any transferee of any Holder shall acquire Transfer Restricted Securities, in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Initial Purchasers (in their capacity as Initial Purchasers) shall have no liability or obligation to the Issuer with respect to any failure by a Holder to comply with, or breach by any Holder of, any of the obligations of such Holder under this Agreement.

                (g) PURCHASES AND SALES OF CONVERTIBLE NOTES. The Company shall not, and shall use its reasonable best efforts to cause its affiliates (as defined in Rule 405 under the Securities Act) within its Control not to, purchase and then resell or otherwise transfer any Convertible Notes.

                (h) THIRD PARTY BENEFICIARY. The Holders shall be third party beneficiaries to the agreements made hereunder between the Issuer and the Initial Purchasers, and such Initial Purchasers shall have the right to enforce such agreements directly to the extent they deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.

                (i) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                (j) SECURITIES HELD BY THE ISSUER OR THEIR AFFILIATES. Whenever the consent or approval of Holders of a specified percentage of Transfer Restricted Securities is required hereunder, Transfer Restricted Securities held by the Issuer or its "affiliates" (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                (k) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                (l) GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

                (m) CONSENT TO JURISDICTION. Each party irrevocably agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the "Specified Courts"), and irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such Jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. The parties further agree that service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any lawsuit, action or other proceeding brought in any such court. The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any lawsuit, action or other proceeding in the Specified Courts, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such lawsuit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

                (n) SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                (o) ENTIRE AGREEMENT. This Agreement together with the Purchase Agreement and the Indenture, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Issuer with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                      COVAD COMMUNICATIONS GROUP, INC.

                      By: /s/ Terence W. Murphy
                         ----------------------
                      Name:  Terence W. Murphy
                      Title: Vice President of
                             Finance/Treasurer


                      BEAR, STEARNS & CO. INC.
                      MORGAN STANLEY & CO. INCORPORATED
                      CREDIT SUISSE FIRST BOSTON CORPORATION
                      DEUTSCHE BANK SECURITIES INC
                      GOLDMAN, SACHS & Co.

                      By:   Bear, Stearns & Co. Inc.


                      By: /s/ Mark Goldstein
                         ----------------------------
                            Authorized Representative

                                                                       Exhibit A

                        COVAD COMMUNICATIONS GROUP, INC.

                        NOTICE OF REGISTRATION STATEMENT

                                       AND

                SELLING SECURITYHOLDER ELECTION AND QUESTIONNAIRE

                                 --------------


                                     NOTICE

     Covad Communications Group, Inc. (the "Company") has filed, or intends shortly to file, with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 or such other Form as may be available (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Company's 6% Convertible Senior Notes due 2005 (CUSIP No. 222814 AN 5) (the "Convertible Notes"), and common stock, par value $.001 per share, issuable upon conversion and thereof (the "Shares" and together with the Convertible Notes, the "Transfer Restricted Securities") in accordance with the terms of the Registration Rights Agreement, dated as of September 25, 2000 (the "Registration Rights Agreement") between the Company and Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation, Deutsche Bank Securities Inc. and Goldman, Sachs & Co. A copy of the Registration Rights Agreement is available from the Company. All capitalized terms not otherwise defined herein have the meaning ascribed thereto in the Registration Rights Agreement.

     To sell or otherwise dispose of any Transfer Restricted Securities pursuant to the Shelf Registration Statement, a beneficial owner of Transfer Restricted Securities generally will be required to be named as a selling securityholder in the related Prospectus, deliver a Prospectus to purchasers of Transfer Restricted Securities, be subject to certain civil liability provisions of the Securities Act and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification rights and obligations, as described below). To be included in the Shelf Registration Statement, this Election and Questionnaire must be completed, executed and delivered to the Company at the address set forth herein for receipt PRIOR TO OR ON [insert date that is 20 business days from the notice date] (the "Election and Questionnaire Deadline"). BENEFICIAL OWNERS THAT DO NOT COMPLETE AND RETURN THIS ELECTION AND QUESTIONNAIRE PRIOR TO THE ELECTION AND QUESTIONNAIRE DEADLINE AND DELIVER IT TO THE COMPANY AS PROVIDED BELOW WILL NOT BE NAMED AS SELLING SECURITYHOLDERS IN THE PROSPECTUS AND THEREFORE WILL NOT BE PERMITTED TO SELL ANY TRANSFER RESTRICTED SECURITIES PURSUANT TO THE SHELF REGISTRATION STATEMENT.

     Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and the related Prospectus. Accordingly, holders and beneficial owners of Transfer Restricted Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and the related Prospectus.

                                    ELECTION

     The undersigned holder (the "Selling Securityholder") of Transfer Restricted Securities hereby elects to include in the Shelf Registration Statement the Transfer Restricted Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3). The undersigned, by signing and returning this Election and Questionnaire, understands that it will be bound with respect to such Transfer Restricted Securities by the terms and conditions of this Election and Questionnaire and the Registration Rights Agreement.

     Pursuant to the Registration Rights Agreement, the Selling Securityholder has agreed to indemnify and hold harmless the Company, the Company's directors, the Company's officers, employees, representatives and agents who sign the Shelf Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against certain losses arising in connection with statements concerning the Selling Securityholder made in the Shelf Registration Statement or the related Prospectus in reliance upon the information provided in this Election and Questionnaire.

     The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE

1.   (a) Full legal name of Selling Securityholder:

         -----------------------------------------------------------------------

     (b) Full legal name of registered holder (if not the same as (a) above) through which Transfer Restricted Securities listed in (3) below are held:

         -----------------------------------------------------------------------

     (c) Full legal name of DTC participant (if applicable and if not the same as (b) above) through which Transfer Restricted Securities listed in
         (3) are held:

   ----------------------------------------------------------------------------

2.   Address for notices to Selling Securityholders:

     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------

     Telephone:_________________________________________________________________

     Fax:_______________________________________________________________________

     Contact Person:____________________________________________________________

3.   Beneficial ownership of Transfer Restricted Securities:

     (a) Type of Transfer Restricted Securities beneficially owned, and principal amount of Convertible Notes or Number of shares of Common Stock, as the case may be, beneficially owned:

--------------------------------------------------------------------------------

     (b) CUSIP No(s). of such Transfer Restricted Securities beneficially owned:

--------------------------------------------------------------------------------

4.   Beneficial ownership of the Company's securities owned by the Selling
Securityholder:

     EXCEPT AS SET FORTH BELOW IN THIS ITEM (4), THE UNDERSIGNED IS NOT THE BENEFICIAL OR REGISTERED OWNER OF ANY SECURITIES OF THE COMPANY OTHER THAN THE TRANSFER RESTRICTED SECURITIES LISTED ABOVE IN ITEM (3) ("OTHER SECURITIES").

     (a) Type and amount of Other Securities beneficially owned by the Selling
Securityholder:

--------------------------------------------------------------------------------

     (b) CUSIP No(s). of such Other Securities beneficially owned:

--------------------------------------------------------------------------------

5.   Relationship with the Company

     Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or their predecessors or affiliates) during the past three years.

     State any exceptions here:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

6.   Plan of Distribution

     Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Transfer Restricted Securities listed above in Item (3) pursuant to the Shelf Registration Statement only as follows (if at all). Such Transfer Restricted Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Transfer Restricted Securities are sold through underwriters or broker-dealers, the Selling Securityholder will be responsible for underwriting discounts or commissions or agent's commissions. Such Transfer Restricted Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions):

         (i) on any national securities exchange or quotation service on which the Transfer Restricted Securities may be listed or quoted at the time of sale;

         (ii)   in the over-the-counter market;

         (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market; or

         (iv)   through the writing of options.

     In connection with sales of the Transfer Restricted Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Transfer Restricted Securities and deliver Transfer Restricted Securities to close out such short positions, or loan or pledge Transfer Restricted Securities to broker-dealers that in turn may sell such securities.

     State any exceptions here:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Transfer Restricted Securities without the prior agreement of the Company.

     By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees it will comply, with the provisions of the prospectus delivery and other provisions of the Securities Act and Exchange Act and the respective rules and regulations promulgated thereunder, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Transfer Restricted Securities pursuant to the Shelf Registration Statement.

     If the Selling Securityholder transfers all or any portion of the Transfer Restricted Securities listed in Item 3 above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Election and Questionnaire and the Registration Rights Agreement.

     By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and the related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related Prospectus.

     In accordance with the Selling Securityholder's obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.

     Once this Election and Questionnaire is executed by the Selling Securityholders and received by the Company, the terms of this Election and Questionnaire and the representations and warranties contained herein shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the Selling Securityholder with respect to the Transfer Restricted Securities beneficially owned by such Selling Securityholder and listed in Item 3 above. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Election and Questionnaire to be executed and delivered either in person or by its authorized agent.

Dated:

Beneficial Owner

By:__________________________________________
    Name:
    Title:

Please return the completed and executed Election and Questionnaire for receipt PRIOR TO OR ON [DEADLINE FOR RESPONSE] to Covad Communications Group, Inc. at:

                  Covad Communications Group, Inc.
                  4250 Burton Drive
                  Santa Clara, California 95054
                  Attention: Treasurer

                                                            EXHIBIT 1 TO ANNEX A

              NOTICE TO TRANSFER PURSUANT TO REGISTRATION STATEMENT

Covad Communications Group, Inc.
4250 Burton Drive
Santa Clara, California  95054

         Attention:        Treasurer

United States Trust Company of New York
114 West 47th Street
25th Floor

New York, NY  10036

        Attention:   Corporate Trust

                          Re:     Covad Communications Group, Inc.'s
                                  6% Convertible Senior Notes
                                  due 2005 (the "Convertible Notes")

Dear Sirs:

       Please be advised that __________ has transferred $_________ aggregate principal amount of the above-referenced
Convertible Notes or ____________________________ shares of the Company's Common Stock issued on conversion or repurchase of Convertible Notes, pursuant to the Registration Statement on Form S-3 (File No. 333- __________ ) filed by the Company.

       We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied with respect to the transfer described above and that the above named beneficial owner of the Convertible Notes or Common Stock is named as a selling securityholder in the Prospectus dated _____________________ , or in amendments or supplements thereto, and that the aggregate principal amount of the Convertible Notes or number of shares of Common Stock transferred are [all or a portion of] the Convertible Notes or Common Stock listed in such Prospectus, as amended or supplemented, opposite such owner's name.

                                  Very truly yours,
                                  [name]
            By:____________________________________

                                        (Authorized signature)


Dated:________________________________